Income Taxes - Federal Income Tax Rate (Details) - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Income Taxes
Expected tax provision (benefit) at U.S. federal statutory rate	$ (1,606,737)	$ (2,534,797)
State income taxes, net of federal benefit	1,560	4,081
Foreign tax rate differential	(400,110)	(494,278)
Change in valuation allowance	1,869,814	3,146,272
Stock compensation	296,887	19,730
Credits	(181,270)	(158,085)
Prior year deferred tax adjustments	(84,169)	0
Other	90,540	38,153
Total provision (benefit) for income taxes	$ (13,485)	$ 21,076